SIXTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER


         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment"), dated June 29, 2005, is made and entered into on the terms and conditions hereinafter set forth, by and among I-TRAX, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower who are parties to the Credit Agreement (as hereinafter defined) as guarantors (the "Guarantors"), the several lenders who are parties to the Credit Agreement as lenders (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Administrative Agent") and as Issuing Bank.


                                    RECITALS:

         1. Pursuant to a Credit Agreement dated as of March 19, 2004, among the Borrower, the Guarantors, the Lenders and Bank of America, as Administrative Agent and as Issuing Bank, as heretofore amended by a First Amendment to Credit Agreement dated June 1, 2004, a Second Amendment to Credit Agreement dated July 1, 2004, a Third Amendment to Credit Agreement dated August 12, 2004, a Fourth Amendment to Credit Agreement dated October 27, 2004, and a Fifth Amendment to Credit Agreement dated March 31, 2005, among the Borrower, the Guarantors, the Lenders and Bank of America, as Administrative Agent and as Issuing Bank (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders agreed to make Loans to the Borrower and to purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank agreed to issue such Letters of Credit, all as more specifically described in the Credit Agreement.

         2. The parties hereto desire to amend the Credit Agreement in certain respects as more particularly hereinafter set forth.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Section 2.1.1. Section 2.1.1 of the Credit Agreement is hereby amended to read as follows:

                  2.1.1. Amounts of Commitments. Subject to reduction as provided herein:

         (a) The aggregate amount of the Commitments shall be $15,000,000.

         (b) The aggregate amount of the Revolving Credit Commitments at any time shall be an amount equal to $15,000,000 less the aggregate amount of Letter of Credit Liabilities outstanding at such time.

         (c) The aggregate amount of the Letter of Credit Commitments at any time shall be an amount equal to the lesser of: (1) the aggregate amount of the Revolving Credit Commitments in effect at such time less the aggregate amount of Revolving Loans and Swingline Loans outstanding at such time, and
     (2) $3,000,000.

2. Amendment of Section 2.3.1. Section 2.3.1 of the Credit Agreement is hereby amended by inserting the word "and" at the end of clause (c), deleting clause
(e) and amending clause (d) to read as follows:

         (d) the aggregate principal amount of the Loans and Letter of Credit Liabilities that are outstanding at any time shall not exceed the Credit Facility Base.

3. Amendment of Section 8.1.3. Section 8.1.3 of the Credit Agreement is hereby amended to read as follows:

                  8.1.3. Monthly Financial Statements and Reports. Furnish to the Administrative Agent and each Lender, as soon as available and in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and the related consolidated statement of income of the Borrower and its Subsidiaries for such month, certified by a Responsible Officer of the Borrower.

4. Amendment of Section 10.1.4. Section 10.1.4 of the Credit Agreement is hereby amended by deleting "[Reserved.]" and inserting in lieu thereof the following:

                  10.1.4. Minimum EBITDA. Permit EBITDA for each period indicated below to be less than the amount specified for such period:




                                        Period                           Minimum EBITDA
                                        ------                           --------------

         July 1, 2005 - September 30, 2005                                   $ 780,000
         July 1, 2005 - December 31, 2005                                    1,560,000
         July 1, 2005 - March 31, 2006                                       2,560,000
         Last Four Fiscal Quarters ending June 30, 2006                      3,580,000
         Last Four Fiscal Quarters ending September 30, 2006                 3,960,000
         Last Four Fiscal Quarters ending December 31, 2006                  4,450,000



5. Limited Waiver of Section 10.1.1. The Administrative Agent, the Issuing Bank and the Lenders hereby waive compliance with the requirements of Section 10.1.1 of the Credit Agreement for the period beginning on April 1, 2005 and ending on December 31, 2006.

6. Fees. In consideration of the agreements of the Lenders set forth herein, the Borrower agrees to pay to the Administrative Agent, for distribution to the Lenders pro rata in accordance with their respective Percentages, a fee in the amount of one-half of one percent (0.5%) of the aggregate amount of the Commitments in effect on and as of the date hereof.

7. Conditions to Effectiveness. This Amendment shall be effective only upon the satisfaction of the following conditions:

         (a) the Borrower, each of the Guarantors, the Administrative Agent, the Issuing Bank and Requisite Lenders shall have executed and delivered a counterpart of this Amendment;

         (b) each of the representations and warranties of the Borrower contained in Section 8 shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this
     Section 7 shall have been satisfied;

         (c) the Borrower shall have paid the fees required by Section 6; and

         (d) the Administrative Agent shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

8. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Lenders, the Issuing Bank and the Administrative Agent to enter into this Amendment, the Borrower and the Guarantors hereby represent and warrant that, on and as of the date hereof, and taking into account the provisions hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for (a) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, (b) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and (c) the representations and warranties set forth in paragraphs (a), (d) and (e) of Section 7.5 of the Credit Agreement, as to which no further representation or warranty is made herein.

9. Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

         (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any Guarantor by the Administrative Agent, the Issuing Bank or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Issuing Bank or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

         (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

         (c) Any noncompliance by the Borrower or any Guarantor with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

         (d) Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations, in each case taking into account the modifications of the Credit Agreement effected hereby.

10. Release and Waiver. The Borrower and the Guarantors hereby stipulate, acknowledge and agree that they have no claims or causes of action of any kind whatsoever against any of the Lenders, the Issuing Bank or the Administrative Agent arising out of or relating in any way to any event, circumstance, action or failure to act with respect to this Amendment, the Credit Agreement, the other Loan Documents or any matters described or referred to herein or therein or otherwise related hereto or thereto. The Borrower and the Guarantors hereby release all of the Lenders, the Issuing Bank and the Administrative Agent from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, that the Borrower or any Guarantor may now or hereafter have and that arise out of or relate in any way to any event, circumstance, action or failure to act on or before the date of this Amendment with respect to this Amendment, the Credit Agreement, the other Loan Documents or any matters described or referred to herein or therein or otherwise related hereto or thereto. The release by the Borrower and the Guarantors herein, together with the other terms and provisions of this Amendment, are entered into by the Borrower and the Guarantors advisedly and without compulsion, coercion or duress, the Borrower and the Guarantors having determined that this Amendment and all of its terms, conditions and provisions are in the economic best interests of the Borrower and the Guarantors. The Borrower and the Guarantors represent that they are entering into this Amendment freely and with the advice of counsel as to their legal alternatives.

11. Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

12. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

13.      Miscellaneous.

         (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

         (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

         (c) All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

         (d) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

         (e) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.



                  [Remainder of Page Intentionally Left Blank;
                             Signature Pages Follow]

             [Signature Page to Sixth Amendment to Credit Agreement
                       (I-trax, Inc.) dated June 29, 2005]



                           BORROWER:


                           I-TRAX, INC.


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer



                           GUARANTORS:


                           I-TRAX HEALTH MANAGEMENT SOLUTIONS, INC., a Delaware corporation


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer




                           I-TRAX HEALTH MANAGEMENT SOLUTIONS, LLC, a Delaware limited liability company

                           BY:      I-TRAX, INC., its sole member


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer

                           CHD MERIDIAN HEALTHCARE, LLC,
                           a Delaware limited liability company

                           BY:      I-TRAX, INC., its sole member


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer



                           AMERICAN OCCUPATIONAL HEALTH MANAGEMENT, INC., a Delaware corporation


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer



                           MEDICENTER, INC.,
                           an Oklahoma corporation


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer


                           MERIDIAN COMP OF NEW YORK, INC.,
                           a Delaware corporation


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer


                           CORPORATE HEALTH DIMENSIONS, INC.
                           a New York corporation


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer

                           CHDM, INC.
                           a Delaware corporation


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer


                           CHDM, LLC
                           an Indiana limited liability company


                           By:  /s/ David R. Bock
                                -------------------------------
                                 Name: David R. Bock
                                 Title: Chief Financial Officer

             [Signature Page to Sixth Amendment to Credit Agreement
                       (I-trax, Inc.) dated June 29, 2005]


                           ADMINISTRATIVE AGENT, LENDER AND
                           ISSUING BANK:


                           BANK OF AMERICA, N.A.


                           By:  /s/ Joseph M. Martens
                                -----------------------------
                                 Name: Joseph M. Martens
                                 Title: Senior Vice President